Exhibit 10.1

AMENDING AGREEMENT

This Agreement made the      day of August, 2018

BETWEEN:

AQUINOX PHARMACEUTICALS (CANADA) INC. of 450-887 Great Northern Way, Vancouver, BC V5T 4T5

(the “Company”)

AND

KAMRAN ALAM of

(the “Executive”)

WHEREAS:

A.	The Executive and the Company entered into an employment agreement providing for the employment of the Executive on July 18, 2011;

B.

The Executive and the Company entered into a new employment agreement on May 13, 2014 (the “Employment Agreement”) with subsequent written communications from the Company with respect to compensation changes; and

C.	The Company and the Executive wish to amend certain terms of the Employment Agreement and enter into an Amending Agreement.

NOW THEREFORE in consideration of the mutual covenants and agrees contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree on the following terms:

1.	The Employment Agreement is amended as follows:

(a)	The current Article 5(c)(ii) “Termination Without Cause” is:

“subject to your duty to mitigate the loss of your employment, continuance of the Base Salary in effect at the time of termination for a period equal to six (6) months (the “Continuance Period”). In the event you secure employment prior to the end of the Continuance Period, then you agree to notify the Company of such fact and the Company will only be required to continue 50% of your Base Salary from the date of new employment until the end of the Continuance Period;”

(b)	Article 5(c)(ii) “Termination of Without Cause” is replaced by:

“continuance of the Base Salary in effect at the time of termination for a period equal to nine (9) months (the “Continuance Period”);”

2.	All other terms and conditions of the Employment Agreement remain unaltered.

IN WITNESS WHEREOF the parties have duly executed this Amending Agreement.

SIGNED, SEALED AND DELIVERED by KAMRAN ALAM in the presence of:	) ) ) )
Witness	) )	KAMRAN ALAM
Address	) )
) )
Occupation	)

	)	AQUINOX PHARMACEUTICALS
DAVID MAIN President and CEO	) )	(CANADA) INC.

AMENDING AGREEMENT

This Agreement made the      day of August, 2018

BETWEEN:

AQUINOX PHARMACEUTICALS (CANADA) INC. of 450-887 Great Northern Way, Vancouver, BC V5T 4T5

(the “Company”)

AND

LLOYD MACKENZIE of

(the “Executive”)

WHEREAS:

D.	The Executive and the Company entered into an employment agreement providing for the employment of the Executive on May 30, 2013;

E.

The Executive and the Company entered into a new employment agreement on January 1, 2014 (the “Employment Agreement”) with subsequent written communications from the Company with respect to title and compensation changes; and

F.	The Company and the Executive wish to amend certain terms of the Employment Agreement and enter into an Amending Agreement.

NOW THEREFORE in consideration of the mutual covenants and agrees contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree on the following terms:

1.	The Employment Agreement is amended as follows:

(a)	The current Article 5(c)(ii) “Termination Without Cause” is:

“subject to your duty to mitigate the loss of your employment, continuance of the Base Salary in effect at the time of termination for a period equal to six (6) months (the “Continuance Period”). In the event you secure employment prior to the end of the Continuance Period, then you agree to notify the Company of such fact and the Company will only be required to continue 50% of your Base Salary from the date of new employment until the end of the Continuance Period;”

(b)	The above Article 5(c)(ii) “Termination Without Cause” is replaced by:

“continuance of the Base Salary in effect at the time of termination for a period equal to nine (9) months (the “Continuance Period”);”

2.	All other terms and conditions of the Employment Agreement remain unaltered.

IN WITNESS WHEREOF the parties have duly executed this Amending Agreement.

SIGNED, SEALED AND DELIVERED by LLOYD MACKENZIE in the presence of:	) ) ) )
Witness	) )	LLOYD MACKENZIE
Address	) )
) )
Occupation	)

	)	AQUINOX PHARMACEUTICALS
DAVID MAIN President and CEO	) )	(CANADA) INC.